UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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Filed by a Party other than the Registrant   |_|

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|_|  Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement

|X|  Definitive Additional Materials

|_|  Soliciting Material pursuant to ss.240.14a-12

                                 H&R Block, Inc.
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                (Name of Registrant as Specified in its Charter)


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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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FOR FURTHER INFORMATION
Media Contacts: Adam Miller or Michael Pascale, Abernathy MacGregor Group, 212-371-5999


                    H&R BLOCK COMMENTS ON ISS RECOMMENDATION


KANSAS CITY, Mo. -- August 22, 2007 - H&R Block Inc. (NYSE: HRB) today issued the following statement addressing Institutional Shareholder Services' (ISS) recent report regarding H&R Block.

"We are disappointed with ISS' recommendation as we strongly believe that our three highly qualified, independent, director nominees together with our other directors are the best team to oversee management's execution of our strategic plan, which is already under way," said Mark Ernst, Chairman, President and CEO of H&R Block.

The Company said that Mr. Breeden's self-serving campaign to win election for himself and the other Breeden Partner nominees to the H&R Block Board has been characterized by a troubling pattern of inadequate disclosure and misleading statements. The Company is concerned that many of Mr. Breeden's so-called "new ideas" could be harmful to shareholder value such as:

      o Divestiture of H&R Block Bank, which is a key driver of growth in our tax business, would essentially "leave money on the table" for our shareholders since its full potential has not yet been realized.
      o The sale of Option One, announced before Mr. Breeden was a shareholder, is under way. Mr. Breeden's criticisms simply pose as a hindrance to the closing process.
      o Mr. Breeden's cookie-cutter re-franchising strategy would result in significant tax liabilities - diminishing shareholder value.

"We think our shareholders deserve better and we urge you to vote the WHITE proxy card today in support of H&R Block's director nominees: Donna R. Ecton, Louis W. Smith and Rayford Wilkins Jr.," Mr. Ernst said.






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================================================================================
      YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

          If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the solicitation of proxies:

                           INNISFREE M&A INCORPORATED
                   SHAREHOLDERS CALL TOLL-FREE: (877) 456-3463
                 BANKS AND BROKERS CALL COLLECT: (888) 750-5833

                                    IMPORTANT
       We urge you NOT to sign any Blue proxy card sent to you by Breeden
      Partners. If you have already done so, you have every legal right to change your vote by using the enclosed WHITE proxy card to vote TODAY--by telephone, by Internet, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.
================================================================================



ABOUT H&R BLOCK

H&R Block Inc. (NYSE: HRB) is a leading provider of tax, accounting, and related financial products and services. H&R Block is the world's largest tax services provider, having prepared more than 400 million tax returns since 1955. The company and its subsidiaries reported revenues of $4.0 billion and net income from continuing operations of $374.3 million in fiscal year 2007. The company has continuing operations in three principal business segments: Tax Services (income tax return preparation and related services and products via in-office, online and software solutions); Business Services (accounting, tax and business consulting services primarily for midsized companies); and Consumer Financial Services (tax-related banking services along with brokerage services, investment planning and related financial advice). Headquartered in Kansas City, Mo., H&R Block markets its continuing services and products under two leading brands - H&R Block and RSM McGladrey. For more information visit our Online Press Center at www.hrblock.com.

FORWARD LOOKING STATEMENTS

This release may contain forward-looking statements, which are any statements that are not historical facts. These forward-looking statements are based upon the current expectations of the company and there can be no assurance that such expectations will prove to be correct. Because forward-looking statements involve risks and uncertainties and speak only as of the date on which they are made, the company's actual results could differ materially from these statements. These risks and uncertainties relate to, among other things, the company's pending sale of Option One Mortgage Corp.; competitive factors; regulatory capital requirements; the company's effective income tax rate; litigation; and changes in market, economic, political or regulatory conditions. Information concerning these risks and uncertainties is contained in Item 1A of the company's 2007 annual report on Form 10-K and in other filings by the company with the Securities and Exchange Commission.



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IMPORTANT ADDITIONAL INFORMATION

On July 31, 2007, H&R Block began the process of mailing its definitive proxy statement (the "Proxy Statement"), together with a WHITE proxy card, in connection with H&R Block's 2007 Annual Meeting of Shareholders. THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT H&R BLOCK AND THE 2007 ANNUAL MEETING. H&R BLOCK URGES ITS SHAREHOLDERS TO READ THE PROXY STATEMENT CAREFULLY. Shareholders may obtain additional free copies of the Proxy Statement and other documents filed with the Securities Exchange Commission (SEC) by H&R Block through the website maintained by the SEC at www.sec.gov. In addition, copies of the Proxy Statement and other documents may be obtained free of charge by directing a request to: H&R Block, Inc., Attn: Corporate Secretary, 1 H&R Block Way, Kansas City, MO 64105, (816) 854-3000 or from our website (www.hrblock.com). Copies of the Proxy Statement also may be requested by contacting our proxy solicitor, Innisfree M&A Incorporated, at 877-456-3463 toll-free.






















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